UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021
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PhaseBio Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Great Valley Parkway, Suite 30 Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

(610) 981-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PHAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2021, PhaseBio Pharmaceuticals, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”). Of the 47,952,033 shares outstanding as of the record date, 39,245,872 shares, or 81.84%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of Directors

The Company’s stockholders elected the three Class III nominees named in the Proxy Statement to serve as directors until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified, or, if sooner, until the director’s death, resignation or removal, by the following votes:

Name	For	Withheld	Broker Non-Votes
Nancy J. Hutson	30,823,245	2,206,535	6,216,092
Caroline M. Loewy	31,775,033	1,254,747	6,216,092
Alex C. Sapir	32,161,405	868,375	6,216,092

Proposal No. 2: Approval of the 2018 Equity Incentive Plan, as amended

The Company’s stockholders approved the Company’s 2018 Equity Incentive Plan, as amended, to increase the automatic increase to the share reserve that occurs on January 1st of each calendar year until (and including) January 1, 2028 from 3% to 4% of the total number of shares of capital stock outstanding on December 31st of the preceding calendar year, by the following votes:

For	Against	Abstain	Broker Non-Votes
29,008,047	3,995,618	26,115	6,216,092

Proposal No. 3: Ratification of the selection of KPMG LLP

The Company’s stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, by the following votes:

For	Against	Abstain	Broker Non-Votes
39,166,265	66,919	12,687	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: June 4, 2021	By:	/s/ John P. Sharp
John P. Sharp
Chief Financial Officer